Exhibit 99.1
KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Navient Corporation (the “Company”)
 Navient Refinance Funding, LLC (the “Responsible Party”) Navient Refinance Solutions, LLC
BofA Securities, Inc. Atlas SP Partners, L.P. Barclays Capital Inc.
J.P. Morgan Securities LLC RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Navient Refinance Loan Trust 2025-B – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “NAVRL 2025-B Loan Tape 20250728 Data.xlsx” (the “Data File”), provided by the Responsible Party on August 4, 2025, containing information on 7,858 student loans (the “Student Loans”) as of July 28, 2025 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering by Navient Refinance Loan Trust 2025-B. The Responsible Party is responsible for the specified attributes identified by the Responsible Party in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00, “First Payment Dates” were within two (2) days, and “Remaining Terms” were within one (1) month.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “CARES System” means the Company’s internal servicing system containing certain information regarding the financial history of the Selected Student Loans.
•
The term “Earnest Loan ID Mapping” means an electronic data file entitled “NAVRL 2025-B Sample Selection - UPDATED with App ID and Name.xlsx” provided by the servicer, Earnest Operations LLC (“Earnest”), on August 18, 2025, on behalf of the Responsible Party, containing the loan numbers for the Earnest Refi Selected Student Loans (defined below).

•
The term “Verify Report Page” means a screenshot containing certain information from Earnest’s internal application verification tool such as school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from Earnest’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in Title IV federal student aid programs that we were instructed by the Responsible Party to download from the “Federal Student Aid Website” (https://fsapartners.ed.gov/knowledge- center/library/federal-school-code-lists/2023-10-20/2024-25-federal-school-code-list-participating-schools- november-2023).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post-secondary Education (OPE) that we were instructed by the Responsible Party to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/) and the “International Schools That Participate in the Federal Student Loan Programs” (https://studentaid.gov/sites/default/files/international-schools-in- federal-loan-programs.pdf).

•	The term “Amortized Payment History Schedule” means a schedule of the payment history information for certain Selected Student Loans extracted from the FDR System.
•
The term “FNI Data Supplement” means an electronic file that the Responsible Party informed us was extracted from the FDR System, containing certain information such as school type, school name, and school degree for the Selected Student Loans.

•	The term “Loan Files” means the following information sources provided by Earnest, on behalf of the Responsible Party:
−	Loan Agreement
−	Earnest Loan ID Mapping
−	Verify Report Page
−	Application Underwriting Snapshot Page
−	Title IV Federal School Code List
−	Accredited Programs List
−	Amortized Payment History Schedule
−	FNI Data Supplement
−	“Principal” field in the CARES System, and

−
the following screens in the FDR System: #BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CMS Screen, #CSS Screen, #CU4 Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, #NM CS Screen, #NM ST Screen, #NPO Screen, #NM SA2 Screen, #NM MN Screen, #NM LL Screen, and #HDI Screen.

The Loan Files were represented by Earnest, on behalf of the Responsible Party, to be copies of the original Loan Files or electronic records contained within the respective system or website.

•	The term “Instructions” means the instructions provided by the Responsible Party pertaining to a procedure, attribute, methodology, or value, as described in Exhibit B.
•	The term “Provided Information” means the Loan Files and Instructions.
The procedures we were instructed by the Responsible Party to perform and the associated findings are as follows:

A.
We randomly selected a sample of Student Loans from the Data File utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 333 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto). There were 315 Selected Student Loans for which the “Identifier” field in the Data File was “Earnest Refi,” which the Company informed us were serviced by Earnest (the “Earnest Refi Selected Student Loans”). The remaining 18 Selected Student Loans are referred to as the “Navi Refi Selected Student Loans.”

B.
For each Selected Student Loan, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Loan Files, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Loan Files or the inability to agree the indicated information from the Data File to the Loan Files for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Loan Files documents are listed in the order of priority.

Attributes	Loan Files/Instructions
Loan Number	For Earnest Refi Selected Student Loans: Earnest Loan ID Mapping and “ACCOUNT NUMBER” field on #CU4 Screen For Navi Refi Selected Student Loans: “ACCOUNT NUMBER” field on #CU4 Screen
Loan Type	For Earnest Refi Selected Student Loans: Loan Agreement, Earnest Loan ID Mapping For Navi Refi Selected Student Loans: “CURRENT STRATEGY” field on #NM ST Screen, and Instructions
Borrower State	“Address” field on #BS1 Screen or any notations related to address changes on #CIS Screen
Interest Rate
“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO PAY FLAG” field on #NM AF Screen, #HDI Screen for interest rate with borrower benefit related information, and “CALC ANN RATE:CASH” field on #NM SA2 Screen

Attributes	Loan Files/Instructions
Payment Frequency	“MISC 13” field on #NM CS Screen, “PREV AUTO FLAG” field on #CMS Screen and Instructions
Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen, “FIRST ACTIVE
DATE” field on #NM MN Screen, and Instructions

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen
Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen

For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Loan ID Mapping, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Loan ID Mapping

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen or “MEMO TEXT” field on #CMS Screen, “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, “Principal” field in the CARES system, “PRINCIPAL PAID” field in the Amortized Payment History Schedule, and Instructions

Original Maturity Date
“MATURITY DT” field on #EDH Screen, “METHOD OVERRIDE END
DATE” field using the “RULS MIN PAY (CP PO RM)” field on #NPO Screen, notation of status change on #CIS Screen, and “EQUITY MATURITY DATE” field on #NM LL Screen

Remaining Term	“MATURITY DT” field and “DUE DATE” field on #EDH Screen, notation of status change on #CIS Screen, and Instructions
School Type
For Earnest Refi Selected Student Loans: “School Type” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions

For Navi Refi Selected Student Loans: “Underwritten Education Is Undergraduate” field in the FNI Data Supplement

Attributes	Loan Files/Instructions
School Name
For Earnest Refi Selected Student Loans: “School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page, and Instructions.

For Navi Refi Selected Student Loans: “Underwritten Education School Name” field in the FNI Data Supplement.

Observe the School Name appeared in the Title IV Federal Student Aid Programs utilizing the Instructions.

School Degree
For Earnest Refi Selected Student Loans: “School Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and Instructions.

For Navi Refi Selected Student Loans: “Underwritten Education Degree” field in the FNI Data Supplement.

Original FICO Score	“EDS SCR01” or “EDS SCR02” field in “FICO INFO” tab on #HDI Screen
The information regarding the Selected Student Loans was found to be in agreement, except as listed in Exhibit C.

Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 7,858 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Responsible Party and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Responsible Party, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
August 22, 2025

Exhibit A – The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected S tudent Loan Number	Student Loan Number*
1	2025B001	39	2025B039	77	2025B077	115	2025B115	153	2025B153
2	2025B002	40	2025B040	78	2025B078	116	2025B116	154	2025B154
3	2025B003	41	2025B041	79	2025B079	117	2025B117	155	2025B155
4	2025B004	42	2025B042	80	2025B080	118	2025B118	156	2025B156
5	2025B005	43	2025B043	81	2025B081	119	2025B119	157	2025B157
6	2025B006	44	2025B044	82	2025B082	120	2025B120	158	2025B158
7	2025B007	45	2025B045	83	2025B083	121	2025B121	159	2025B159
8	2025B008	46	2025B046	84	2025B084	122	2025B122	160	2025B160
9	2025B009	47	2025B047	85	2025B085	123	2025B123	161	2025B161
10	2025B010	48	2025B048	86	2025B086	124	2025B124	162	2025B162
11	2025B011	49	2025B049	87	2025B087	125	2025B125	163	2025B163
12	2025B012	50	2025B050	88	2025B088	126	2025B126	164	2025B164
13	2025B013	51	2025B051	89	2025B089	127	2025B127	165	2025B165
14	2025B014	52	2025B052	90	2025B090	128	2025B128	166	2025B166
15	2025B015	53	2025B053	91	2025B091	129	2025B129	167	2025B167
16	2025B016	54	2025B054	92	2025B092	130	2025B130	168	2025B168
17	2025B017	55	2025B055	93	2025B093	131	2025B131	169	2025B169
18	2025B018	56	2025B056	94	2025B094	132	2025B132	170	2025B170
19	2025B019	57	2025B057	95	2025B095	133	2025B133	171	2025B171
20	2025B020	58	2025B058	96	2025B096	134	2025B134	172	2025B172
21	2025B021	59	2025B059	97	2025B097	135	2025B135	173	2025B173
22	2025B022	60	2025B060	98	2025B098	136	2025B136	174	2025B174
23	2025B023	61	2025B061	99	2025B099	137	2025B137	175	2025B175
24	2025B024	62	2025B062	100	2025B100	138	2025B138	176	2025B176
25	2025B025	63	2025B063	101	2025B101	139	2025B139	177	2025B177
26	2025B026	64	2025B064	102	2025B102	140	2025B140	178	2025B178
27	2025B027	65	2025B065	103	2025B103	141	2025B141	179	2025B179
28	2025B028	66	2025B066	104	2025B104	142	2025B142	180	2025B180
29	2025B029	67	2025B067	105	2025B105	143	2025B143	181	2025B181
30	2025B030	68	2025B068	106	2025B106	144	2025B144	182	2025B182
31	2025B031	69	2025B069	107	2025B107	145	2025B145	183	2025B183
32	2025B032	70	2025B070	108	2025B108	146	2025B146	184	2025B184
33	2025B033	71	2025B071	109	2025B109	147	2025B147	185	2025B185
34	2025B034	72	2025B072	110	2025B110	148	2025B148	186	2025B186
35	2025B035	73	2025B073	111	2025B111	149	2025B149	187	2025B187
36	2025B036	74	2025B074	112	2025B112	150	2025B150	188	2025B188
37	2025B037	75	2025B075	113	2025B113	151	2025B151	189	2025B189
38	2025B038	76	2025B076	114	2025B114	152	2025B152	190	2025B190

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.

A-1

Exhibit A – The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected S tudent Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2025B191	229	2025B229	267	2025B267	305	2025B305
192	2025B192	230	2025B230	268	2025B268	306	2025B306
193	2025B193	231	2025B231	269	2025B269	307	2025B307
194	2025B194	232	2025B232	270	2025B270	308	2025B308
195	2025B195	233	2025B233	271	2025B271	309	2025B309
196	2025B196	234	2025B234	272	2025B272	310	2025B310
197	2025B197	235	2025B235	273	2025B273	311	2025B311
198	2025B198	236	2025B236	274	2025B274	312	2025B312
199	2025B199	237	2025B237	275	2025B275	313	2025B313
200	2025B200	238	2025B238	276	2025B276	314	2025B314
201	2025B201	239	2025B239	277	2025B277	315	2025B315
202	2025B202	240	2025B240	278	2025B278	316	2025B316
203	2025B203	241	2025B241	279	2025B279	317	2025B317
204	2025B204	242	2025B242	280	2025B280	318	2025B318
205	2025B205	243	2025B243	281	2025B281	319	2025B319
206	2025B206	244	2025B244	282	2025B282	320	2025B320
207	2025B207	245	2025B245	283	2025B283	321	2025B321
208	2025B208	246	2025B246	284	2025B284	322	2025B322
209	2025B209	247	2025B247	285	2025B285	323	2025B323
210	2025B210	248	2025B248	286	2025B286	324	2025B324
211	2025B211	249	2025B249	287	2025B287	325	2025B325
212	2025B212	250	2025B250	288	2025B288	326	2025B326
213	2025B213	251	2025B251	289	2025B289	327	2025B327
214	2025B214	252	2025B252	290	2025B290	328	2025B328
215	2025B215	253	2025B253	291	2025B291	329	2025B329
216	2025B216	254	2025B254	292	2025B292	330	2025B330
217	2025B217	255	2025B255	293	2025B293	331	2025B331
218	2025B218	256	2025B256	294	2025B294	332	2025B332
219	2025B219	257	2025B257	295	2025B295	333	2025B333
220	2025B220	258	2025B258	296	2025B296
221	2025B221	259	2025B259	297	2025B297
222	2025B222	260	2025B260	298	2025B298
223	2025B223	261	2025B261	299	2025B299
224	2025B224	262	2025B262	300	2025B300
225	2025B225	263	2025B263	301	2025B301
226	2025B226	264	2025B264	302	2025B302
227	2025B227	265	2025B265	303	2025B303
228	2025B228	266	2025B266	304	2025B304

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.
A-2

Exhibit B – Instructions

Attribute	Instructions
Loan Type	For Navi Refi Selected Student Loans, Loan Type is considered to be:
• Fixed rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “E” or “D,”
• Variable rate loan if the “CURRENT STRATEGY” field on the #NM ST Screen begins with “V” or “R.”
Payment Frequency	Payment Frequency is considered to be:
• “Bi-Weekly” if the 45th position of the “MISC 13” field on the #NM CS Screen is “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “0,”
• “Monthly” if the 45th position of the “MISC 13” field on the #NM CS Screen is not “B” or the “PREV AUTO PAY FLAG” field on the #CMS Screen indicates “A” or “J.”
Loan Status	Loan Status is considered to be “active” if:
(i) the “CURR LOAN STAT” field on the #EDH Screen is “RPMT” and the “MISC FIELD 2” column on the #BS3 Screen is “D0000,”
(ii) the “CURR LOAN STAT” field on the #EDH Screen is “FORB, FORD, or SSFP” and the “MISC FIELD 2” column on the #BS3 Screen is “P0000”
(iii) the “STAT” column on the #EDH Screen does not begin with letter “P” or,
(iv) the “FIRST ACTIVE DATE” field on the #NM MN Screen is prior to the cutoff date
Current Principal Balance	Compare or recompute the Current Principal Balance as follows (Instructions are listed in order of priority until the attribute was agreed):
a) Compare to the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen.
b) Compare to the amount in the “CUR BAL” field on the #BS Screen.
c) Compare to the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen.
d) Recompute the Current Principal Balance as follows:

i.     Add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen) to the “ACCOUNT BALANCE” column on the #CSS Screen, and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen), applicable adjustment (shown under the

Exhibit B – Instructions

Attribute	Instructions

“ADJUSTMENT” field on the #CSS Screen or the #CDS Screen), or applicable disbursement return amount (shown under the “MEMO TEXT” field on the #CMS Screen);

ii.    Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by either (1) subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, or (2) under the “Principal” field in the CARES system; and,

iii.   Subtract any principal paid amount in the “PRINCIPAL PAID” field from the Amortized Payment History Schedule after the last transaction date reflected in the #CSS Screen but before the Cutoff Date.

Remaining Term	Recompute as follows:
(i) Subtract the Cutoff Date from either (1) the date one month after the “MATURITY DT” field on the #EDH Screen, or (2) the date indicated in the notation of status change on the #CIS Screen.
(ii) Divide the result by the average number of days in a month (i.e., 30.4375, based on 365.25 days in a year).
If the Cutoff Date was later than the “DUE DATE” field on the #EDH Screen, subtract one month from (ii).
School Type
For Earnest Refi Selected Student Loans, School Type is considered to be “No” (not undergraduate) if the school name in the “underwritten_education_ school_ name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

School Name	For Earnest Refi Selected Student Loans, School Name is considered to be
• The school name with the most recent, highest completed degree, in the “Educations” section of the Verify Report Page.

•      The name of the borrower’s parent’s high school if (i) the school name in the “underwritten_education_school_name” field in the Data File is a high school and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

• “No” if the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “incomplete_grads.”

Exhibit B – Instructions

Attribute	Instructions
School Name appearing in Title IV Federal Aid Programs	Instructions are listed in order of priority until the attribute was agreed:
a) Compare the school name under the “underwritten_education_school_name” field in the Data File to the corresponding information on the Title IV Federal School Code List.

b)    Compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

c) Observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.
d) Observe whether the school name under the “underwritten_education_ school_name” field in the Data File:

(i)    appears in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page for Earnest Refi Selected Student Loans; or,

(ii) appears in the “Underwritten Education School Name” field in the FNI Data Supplement for Navi Refi Selected Student Loans.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the underwritten school is a high school or “NULL,” observe if the “is_parent_plus” field in the Data File indicates “Yes,” which represents Parent Plus loan and therefore the parent’s highest achieved education was used to originate the loan. If the highest achieved education is high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicates the school is a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation is not available at the satellite campus level, compare the name of the college or university to which the satellite campus relates to the Title IV Federal School Code List or the Accredited Programs List.

School Degree	For Earnest Refi Selected Student Loans, School Degree is considered to be:
• The most recent, highest completed degree, in the “Educations” section of the Verify Report Page.

•      “Masters” or “MD” if the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

Exhibit B – Instructions

Attribute	Instructions
• “NonGrad” if the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “incomplete_grads.”
• “High School” if (i) the school name in the “underwritten_education_ degree” field in the Data File is a high school and (ii) the “is_parent_plus” field in the Data File indicates “Yes.”

Exhibit C – Exceptions

Selected Student Loan Number	Student Loan Number*	Attribute	Per Data File	Per Loan Files
321	2025B321	Payment Frequency	Monthly	Bi-Weekly
330	2025B325	Payment Frequency	Monthly	Bi-Weekly

(*) The Company has assigned a unique Student Loan Number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Numbers.

C-1